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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
NORTH AMERICAN SCIENTIFIC, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MARCH 28, 2003

To the Stockholders of North American Scientific, Inc.:

        The 2003 Annual Meeting of Stockholders of North American Scientific, Inc. (the "Company") will be held at 10:00 a.m. (local time) on March 28, 2003, at the Warner Center Marriott located at 21850 Oxnard Street, Woodland Hills, California 91367 for the following purposes:

  1.
  To elect seven directors to hold office until the 2004 Annual Meeting;

  2.
  To approve the adoption of the Company's 2003 Non-Employee Directors' Equity Compensation Plan;

  3.
  To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending October 31, 2003; and

  4.
  To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors has fixed the close of business on February 3, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any continuation, adjournment or postponement thereof.

By Order of the Board of Directors,

L. Michael Cutrer President and Chief Executive Officer

Chatsworth, California
February 10, 2003

        ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE MEETING. IF YOU ATTEND THE MEETING AND VOTE BY BALLOT, YOUR PROXY WILL BE REVOKED AUTOMATICALLY AND ONLY YOUR VOTE AT THE MEETING WILL BE COUNTED.

2003 ANNUAL MEETING OF STOCKHOLDERS
March 28, 2003

PROXY STATEMENT

        This Proxy Statement and the accompanying proxy card are furnished to stockholders of North American Scientific, Inc. (the "Company") in connection with the solicitation of proxies by the Company's Board of Directors for use at the 2003 Annual Meeting of Stockholders to be held at the Warner Center Marriott located at 21850 Oxnard Street, Woodland Hills, California 91367 at 10:00 a.m. local time, on March 28, 2003 or at any adjournments or postponements thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement, the form of proxy included herewith and the Company's Annual Report to Stockholders for the fiscal year ended October 31, 2002 are being mailed to stockholders on or about February 13, 2003.

        Stockholders of record at the close of business on February 3, 2003 are entitled to notice of and to vote at the Meeting. On such date there were outstanding 10,263,418 shares of the Company's common stock, par value $0.01 per share (the "Common Stock"). The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Meeting is necessary to constitute a quorum. In deciding all questions, each holder of Common Stock shall be entitled to one vote, in person or by proxy, for each share held on the record date. Each proxy received will be voted as directed. If no direction is indicated, the proxy will be voted FOR the election of the nominees named below as directors, FOR the approval of the adoption of the Company's 2003 Non-Employee Directors' Equity Compensation Plan, and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending October 31, 2003. Any proxy may be revoked by written notice received by the Secretary of the Company at any time prior to the voting thereof by submitting a subsequent proxy or by attending the Meeting and voting in person. If you are a stockholder of record (that is, if you hold your shares in certificate form registered in your name on the books of the Company's transfer agent, U.S. Stock Transfer Corporation), and attend the Meeting, you may deliver your completed proxy card in person. However, if you hold your shares in "street name" (that is, not certificate form), (a) you must return your voting instructions to your broker or nominee so that the holder of record can be instructed how to vote those shares or (b) if you wish to attend the Meeting and vote in person, you must obtain and bring to the Meeting a proxy signed by the record holder giving you the right to vote the shares in order to be able to vote at the Meeting. (You may not use the voting instruction form provided by your broker or nominee to vote in person at the Meeting.)

        The information contained in this Proxy Statement relating to the occupations and securities holdings of the Board of Directors and officers of the Company and their transactions with the Company is based upon information received from each individual as of February 3, 2003.

        Votes cast by proxy or in person at the Meeting will be tabulated by the election inspectors appointed for the Meeting, and the election inspectors, after reviewing the votes cast, will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares of Common Stock that are present and entitled to vote but as not voted for purposes of determining the approval of any matter submitted to the stockholders for a vote. Abstentions will have the same effect as negative votes. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares of Common Stock to vote on a particular matter, those shares of Common Stock will not be considered as present and entitled to vote with respect to that matter.

        The Company may elect to deliver one Annual Report and Proxy Statement to two or more security holders who share an address, unless contrary instructions are received from one or more of the stockholders. If the Company utilizes such delivery method, it will, upon written or oral request deliver promptly a separate copy of the Annual Report and/or Proxy Statement to any such stockholder at a shared address. Such requests should be delivered in writing to the Company's principal executive office or made by telephone to the Company's main switchboard, as such information appears in the Annual Report. Similarly, stockholders sharing an address who receive multiple copies of the Annual Report and Proxy Statement may request delivery of a single copy of such documentation in the future by submitting a request in accordance with the foregoing methods.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

        The names of persons who are nominees for Director and their positions with the Company are set forth below. In the event any nominee is unable or declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a Director.

        Each of the nominees for election is currently a Board member of the Company. If elected at the Annual Meeting, each of the seven nominees would serve until the 2004 Annual Meeting and until his successor is duly elected and qualified, or until such Director's earlier death, resignation or removal.

        If a quorum is present the Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of Directors. Abstentions and broker non-votes have no effect on the vote. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the seven nominees named below.

        The nominees for election as Directors of the Company are as follows:

        Irwin J. Gruverman, 69, has been Chairman of the Board of Directors and a Director of the Company since 1989. Mr. Gruverman founded and has been the Chairman and Chief Executive Officer of MFIC Corporation, a company that manufactures process devices for pharmaceutical and other manufacturing uses, since 1982. From 1990 to 2001, Mr. Gruverman was the General Partner in G&G Diagnostics Limited Partnership II, a venture capital limited partnership. Mr. Gruverman served as Executive Vice President of New England Nuclear, a radioactive materials business, during the later years of his tenure from 1961 to 1981. Mr. Gruverman also serves as a director of InVitro International, Inc. and DecisionLink, Inc.

        L. Michael Cutrer, 47, has been the President and Chief Executive Officer and a Director of the Company since 1989. Prior thereto, Mr. Cutrer was a Manager of Isotope Products Laboratory, Inc., a radioisotope manufacturing company, where he was responsible for industrial product manufacturing, research and development.

        Larry Berkin, 66, has been a Director of the Company since May 1996, and is a certified public accountant with Berkin Accountancy Corp., a company he founded in 1968. His practice focuses primarily on management and taxation, including providing advice on operations, finances, investments, negotiations, real estate and taxes.

        Dr. Jonathan P. Gertler, 46, has been a Director of the Company since December 2002. Dr. Gertler is the Principal and Head of Healthcare Investment Banking at Adams, Harkness & Hill. Prior to joining Adams, Harkness & Hill in 2001, Dr. Gertler spent fourteen years as a vascular surgeon and three years in venture capital, investing in medical device and technology companies. He was an Attending Vascular Surgeon at Massachusetts General Hospital in Boston and Associate Professor of Surgery at Harvard University from 1992 to 2001 as well as Associate Director of both the Vascular Diagnostic and Research Laboratories. In addition, Dr. Gertler founded Cardiovascular Technologies, Inc. in 1997, which developed an embolic entrapment device that was acquired by Embolic Protections, Inc. and subsequently acquired by Boston Scientific Corporation in 2001. He also served as a venture partner for Schroder Ventures Life Science Fund and as a Director for Quick Study Radiology, a start up radiology services company in St Louis, from 1999 to 2002.

        Dr. Allan M. Green, 58, has been a Director of the Company since May 1996 and Chief Technology Officer of the Company since April 2002. Prior thereto, Dr. Green was President of Theseus Imaging Corporation. In October of 2000, Theseus Imaging Corporation became a wholly-owned subsidiary of the Company. Since 2002 Dr. Green has been Of Counsel to the law firm of Greenberg Traurig, LLP. From 1991 to 2002, he was Vice President, Pharmaceutical/Biomedical Products for ML Strategies, Inc. and Of Counsel to the law firm of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo P.C. Dr. Green served as President of the Biotechnology Data Group in Cambridge, Massachusetts from 1986 to 1990 and as a consultant to many major pharmaceutical companies and investors in the pharmaceutical industry. Dr. Green served as Medical Director of New England Nuclear, a radioactive materials business, from 1975 to 1981 and was Chief of Nuclear Medicine, University Hospitals, Boston, from 1983 to 1986. Dr. Green is the author of many scientific papers in biochemistry and drug development. Dr. Green is a director of the non-profit Institute for Study of Aging.

        Mitchell H. Saranow, 57, has been a Director of the Company since June 2001. Mr. Saranow founded his own firm, The Saranow Group, LLC, a private investment firm, in 1984, where he acquired and served as Chief Executive Officer of companies with operations in the United States, Europe and Australia. Prior to 1984, Mr. Saranow served as the Chief Financial Officer of CFS Continental, Inc., then the second largest full-line food services company in the United States. Mr. Saranow is a Director of Lawson Products, Inc., and Telular Corporation.

        Dr. Gary N. Wilner, 62, has been a Director of the Company since December 2002. Dr. Wilner is a Senior Attending Physician, Director of the Cardiac Graphics Laboratory and the Cardiac Wellness/Outpatient program at Evanston Hospital in Evanston, Illinois, where he has practiced since 1974. In addition, he currently serves on the faculty of the Feinberg School of Medicine at Northwestern University. He is past President of the Chicago Heart Association and a long-standing member of the Adjunct Board of the Albert Einstein Peace Prize Foundation. Since 1993, Dr. Wilner has served as an independent trustee of the Oakmark Family of Funds.

        The Board of Directors recommends that the stockholders vote FOR the election of each nominee listed above.

Executive Officers

        In addition to Mr. Cutrer and Dr. Green, the following person is also an executive officer of the Company:

        Alan Edrick, 35, joined the Company in May 1998 as Chief Financial Officer. In April 2002, Mr. Edrick became Senior Vice President and Chief Financial Officer of the Company. From 1989 to 1998, Mr. Edrick worked at Price Waterhouse LLP, most recently holding the position of Senior Manager, Capital Markets. Mr. Edrick received his B.A. degree from UCLA and an M.B.A. from the Anderson School at UCLA.

        Officers are elected annually by the Board of Directors.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        The Board of Directors of the Company held four meetings during the fiscal year ended October 31, 2002, and the Board of Directors acted on two occasions by unanimous written consent. All of the Directors who were on the Board during fiscal year 2002 attended at least 75% of the total number of meetings of the Board of Directors and committees on which they served. Dr. Wilner and Dr. Gertler were appointed to the Board of Directors on December 6, 2002 and therefore did not attend any meetings during fiscal 2002.

        The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee.

        Audit Committee.    The Audit Committee has the functions of, among others, (i) reviewing the adequacy of the Company's internal system of accounting controls, (ii) meeting with the independent accountants and management to review and discuss various matters pertaining to the audit, including the Company's financial statements, the report of the independent accountants on the results, scope and terms of their work, and the independent accountants' recommendations concerning the financial practices, controls, procedures and policies employed by the Company, (iii) resolving disagreements between management and the independent accountants regarding financial reporting, (iv) reviewing the financial statements of the Company, (v) selecting, evaluating, and when appropriate, replacing the independent accountants, (vi) reviewing and approving fees to be paid to the independent accountants, (vii) reviewing and approving related party transactions, (viii) reviewing and approving all permitted non-audit services to be performed by the independent accountants, (ix) establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters, and (x) considering other appropriate matters regarding the financial affairs of the Company. During the fiscal year ended October 31, 2002, the members of the Audit Committee were Mr. Berkin (Chairman), Mr. Saranow and Mr. Gruverman, each of whom is "independent" as defined under current Rule 4200(a)(15) of the NASD listing standards. Effective December 6, 2002, Mr. Gruverman resigned from and Dr. Wilner, who is also "independent" under current NASD listing standards, was appointed a member of the Audit Committee. During the fiscal year ended October 31, 2002, the Audit Committee met on four occasions.

        Compensation Committee.    The Compensation Committee, currently comprised of Dr. Gertler (Chairman), Mr. Berkin, Mr. Saranow and Dr. Wilner, all non-employee Directors who meet the NASD listing standards for "independence", oversees the Company's executive compensation programs and policies and is responsible for determining grants of options to purchase Common Stock under the North American Scientific, Inc. Amended and Restated 1996 Stock Option Plan. During the fiscal year ended October 31, 2002, Mr. Gruverman served as the Chairman of the Committee. He resigned on December 6, 2002 and was replaced by Dr. Gertler. During fiscal year 2002, the Compensation Committee met on four occasions.

        Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee was formed in June 2002 and is responsible for recommending to the full Board candidates for election to the Board of Directors and reviewing matters of corporate governance. The Nominating and Corporate Governance Committee will consider director nominees recommended by stockholders if properly submitted as described below in the "Other Information" section. This Committee currently consists of Mr. Saranow (Chairman), Dr. Wilner, Dr. Gertler and Mr. Berkin, each of whom is "independent" under current NASD listing standards. During the fiscal year ended October 31, 2002, Mr. Gruverman also served on the Committee, and was replaced on December 6, 2002 by Dr. Wilner and Dr. Gertler. During fiscal year 2002, the Committee met on two occasions.

COMPENSATION OF DIRECTORS

        All Directors are elected annually to serve for a term of one year. Directors who are also employees of the Company or its subsidiaries receive no separate compensation for serving as Directors or as members of any committees of the Board of Directors. Each non-employee Director receives a quarterly payment of $3,750, and receives $1,250 for each meeting he attends in person, or $625 per meeting if he participates via telephone. Directors may be reimbursed for certain expenses incurred in connection with attending Board meetings. In addition, the Chairman of the Board of Directors receives compensation of $10,417 per month.

        Under the Amended and Restated 1996 Stock Option Plan, each non-employee Director automatically receives a non-statutory option to purchase 15,000 shares of the Company's Common Stock upon re-election to the Board of Directors provided such individual has served as a non-employee Director for at least six months. The Chairman of the Board receives a non-statutory option to purchase 25,000 shares of the Company's Common Stock upon re-election to the Board of Directors. During the fiscal year ending October 31, 2002, each of Messrs. Berkin and Saranow received an automatic annual grant of ten-year non-statutory options to purchase 15,000 shares of Common Stock of the Company, at a price of $12.89 per share, with one third vesting each year over three years beginning on April 1, 2003. During the fiscal year ending October 31, 2002, Mr. Gruverman received a grant of ten-year non-statutory options to purchase 25,000 shares of Common Stock of the Company, at a price of $12.89 per share, with one third vesting each year over three years beginning on April 1, 2003. Upon their initial election to the Board of Directors in December 2002, Dr. Gertler and Dr. Wilner each received an initial grant of ten-year non-statutory options to purchase 25,000 shares of Common Stock of the Company at a price of $8.30 per share with one third vesting each year over three years beginning on December 6, 2003. If the 2003 Non-Employee Directors' Equity Compensation Plan described below under Proposal No. 2 is approved by the stockholders, no further automatic grants will be made under the 1996 Plan.

PROPOSAL NO. 2—APPROVAL OF THE NORTH AMERICAN SCIENTIFIC, INC. 2003 NON-EMPLOYEE DIRECTORS' EQUITY COMPENSATION PLAN

        On January 3, 2003, the Board of Directors approved and adopted, subject to stockholder approval, the North American Scientific, Inc. 2003 Non-Employee Directors' Equity Compensation Plan (the "Directors' Plan"). The Directors' Plan permits the Company to grant non-employee Directors of the Company (i) non-statutory options to purchase shares of Common Stock of the Company ("Common Stock") and (ii) Restricted Stock (as defined below) of the Company.

        Non-employee Directors currently receive annual option grants in accordance with the Amended and Restated 1996 Stock Option Plan. See "Compensation of Directors" above. Provided that the stockholders approve the 2003 Directors' Plan, no additional grants of options shall be made to any non-employee Director under the 1996 Plan.

Summary of the Directors' Plan

        The following description of the Directors' Plan is only a summary of certain provisions thereof and is qualified in its entirety by reference to the full text of the Directors' Plan, a copy of which is filed with the Securities and Exchange Commission as Appendix B to this Proxy Statement.

Purpose

        The principal purpose of the Directors' Plan is to advance the interests of the Company and its stockholders by providing an incentive to attract, retain and reward non-employee members of the Board of Directors by creating an additional incentive for such members of the Board of Directors to contribute to the growth and profitability of the Company. The Directors' Plan will supersede the current provisions for grants of stock options to non-employee Directors contained in the Company's 1996 Stock Option Plan, thereby maximizing the availability of shares under that plan for grants of stock options to current and future employees.

Eligibility

        Non-employee Directors of the Company eligible to participate in the Directors' Plan ("Eligible Directors") shall be limited to (i) those individuals serving as non-employee members of the Board on January 6, 2003, (ii) those individuals who first became non-employee Board members on or after January 6, 2003, whether through appointment by the Board or election by the Company's stockholders and (iii) those individuals who are re-elected to serve as non-employee Board members at one or more Annual Stockholders Meetings held after January 6, 2003. There are currently five persons eligible to participate in the Directors' Plan.

Available Shares

        Subject to adjustment as described below, the number of shares of Common Stock which may be issued under the Directors' Plan may not in the aggregate exceed 500,000, which may be shares of original issuance or shares held in treasury or a combination thereof. If an option granted under the Directors' Plan lapses or terminates before such option is exercised or if shares of Restricted Stock under the Directors' Plan are forfeited, for any reason, the shares covered thereby may again be made available for issuance under the Directors' Plan.

Administration

        The Board shall have full power and authority to administer the Directors' Plan and to make such determinations regarding, and issue such interpretations of, the Directors' Plan and any outstanding awards thereunder as it may deem necessary or advisable. The Board of Directors is authorized to delegate administration of the Directors' Plan to a committee appointed by the Board (the "Committee") which shall be comprised of not less than two members who are non-employee directors, as defined in Rule 16b-3(b)(3)(i), promulgated under the Securities Exchange Act of 1934, as amended.

Awards under the Directors' Plan

        Each individual who is first elected or appointed as a non-employee Director on or after January 6, 2003, shall automatically be granted, on the date of such initial election or appointment, a non-statutory stock option to purchase 25,000 shares of Common Stock, provided that individual has not previously been in the employ of the Company (or any parent or subsidiary of the Company). On the date of each Annual Shareholders Meeting after January 6, 2003, each individual who is re-elected to serve as an Eligible Director shall automatically be granted a non-statutory stock option to purchase 15,000 shares of Common Stock, and the Chairman of the Board shall automatically be granted a non-statutory stock option to purchase 25,000 shares of Common Stock, provided such individual has served as a non-employee Director for at least six months. There shall be no limit on the number of such 15,000-share option grants any one Eligible Director may receive over his or her period of Board service, and no limit on the number of such 25,000-share option grants the Chairman of the Board may receive over his or her Board service, and non-employee Directors who have previously been in the employ of the Company (or any parent or subsidiary of the Company) shall be eligible to receive one or more such annual option grants over their period of continued Board service.

        Stock Options.    Each award of an option to purchase shares of Common Stock will be set forth in a stock option agreement with the non-employee Director receiving the award and will indicate the terms and conditions of the option award, consistent with the terms of the Directors' Plan. The Board of Directors will determine the terms and conditions of such awards, which shall include (without limitation) the following provisions: (i) the exercise price of options granted under the Directors' Plan shall be equal to 100 percent of the closing price of the Common Stock on the Nasdaq National Market® (or such successor exchange or automated quotation system upon which the Common Stock becomes listed) on the date of the grant, (ii) unless earlier expired, forfeited or otherwise terminated, no option shall be exercisable after the expiration of 10 years from the date of grant and (iii) all options granted under the Directors' Plan shall vest and become exercisable in one-third increments on each of the first three anniversaries of the date of grant provided the holder is still a Director of the Company.

        The consideration to be paid for the shares to be issued upon exercise of an option, including the permissible method(s) of payment, shall be determined by the Board or the Committee and may consist of any combination of the following: (a) cash, cash equivalents or check made payable to the Company, (b) shares of Common Stock held for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at fair market value on the exercise date or (c) through a special sale and remittance procedure pursuant to which the optionee shall concurrently provide irrevocable written instructions to (i) a Company designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable federal, state and local income and employment taxes required to be withheld by the Company by reason of such exercise and (ii) the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

        Restricted Stock.    In lieu of receiving the non-statutory stock options as provided above, each Eligible Director may elect to receive a grant of one share of Common Stock without payment (such shares being referred to herein as "Restricted Stock") for every three shares of Common Stock underlying such non-statutory stock options. An Eligible Director shall be permitted to so elect to receive such grants of Restricted Stock with respect to all or any portion of such non-statutory stock options.

        The grant of a Restricted Stock award is contingent upon the grantee executing a stock issuance agreement. The terms and conditions of each such stock issuance agreement shall be determined by the Board or the Committee. Upon execution of such stock issuance agreement, a grantee shall have the rights of a stockholder of the Company with respect to the voting of the Restricted Stock, subject to such conditions contained in such stock issuance agreement. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in the Directors' Plan or in the stock issuance agreement. All shares of Restricted Stock shall vest in one-third increments on each of the first three anniversaries of the date of grant provided the holder is still a Director of the Company.

Adjustments

        If the outstanding shares of stock of the class then subject to the Directors' Plan are increased or decreased, or are changed into or exchanged for a different number or kind of shares or securities, as a result of one or more reorganizations, recapitalization, stock splits, reverse stock splits, stock dividends or the like, the Board of Directors may make appropriate adjustments in the number and/or kind of shares or securities and/or the exercise price at which options may thereafter be granted under this Directors' Plan and for which options then outstanding under this Directors' Plan may thereafter be exercised.

Limited Transferability

        Any award granted under the Directors' Plan may be assigned in whole or in part during the non-employee Director's lifetime to one or more members of the non-employee Director's family or to a trust established exclusively for one or more such family members or to a non-employee Director's former spouse, to the extent such assignment is in connection with the non-employee Director's estate plan or pursuant to a domestic relations order. The terms applicable to the assigned portion of any award shall be the same as those in effect for such award immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Board or the Committee may deem appropriate. Notwithstanding the foregoing, the non-employee Director may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding awards under the Directors' Plan, and those awards shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the non-employee Director's death. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred award, including (without limitation) the limited time period during which any option may be exercised following the option holder's death.

Effect of Termination of Directorship

        The Board or the Committee may specify in the stock option agreements and the stock issuance agreements what restrictions will apply in the event of termination of a non-employee Director's service with the Company.

Effective Date, Termination and Amendment

        If approved by the stockholders, the effective date of the Directors' Plan will be January 6, 2003 (the "Effective Date"). No further awards may be made under the Directors' Plan more than 10 years after the Effective Date. If the Directors' Plan is not approved by the stockholders of the Company, the Directors' Plan and any awards made thereunder will be void and of no force or effect.

        The Board of Directors has complete and exclusive power and authority to terminate, suspend, amend and modify the Directors' Plan in any or all respects. However, no such amendment or modification may adversely affect the rights and obligations with respect to awards at the time outstanding under the

Directors' Plan unless the holder of such awards consents to such amendment or modification. In addition, certain amendments may require stockholder approval in accordance with applicable laws and regulations.

        As of February 7, 2003, the closing price of the Company's Common Stock was $7.41.

        Had the Directors' Plan been in effect for the last completed fiscal year, options would have been granted as follows:

Name and Position	Number of Options	Option Exercise Price Per Share
Specified Executives	0	N/A
Specified Executives as a Group	0	N/A
Current Non-Executive Directors:
Three directors on April 1, 2002	55,000(1)	$12.89
Two directors elected on December 6, 2002	50,000(1)	$ 8.30
Non-Executive Officers and Employees as a Group	0	N/A

(1)
Mr. Gruverman, Dr. Gertler and Dr. Wilner would each have received 25,000 options, representing in each case 5% of the 500,000 options reserved under the Directors' Plan.

Federal Income Tax Consequences

        The following is a brief overview of the U.S. federal income tax consequences generally arising with respect to awards under the Directors' Plan. This summary is not intended to be exhaustive and does not describe state or local tax consequences, or federal gift or estate tax consequences.

Tax Consequences to Participants

        Stock Options.    In general: (i) no income will be recognized by the non-employee Director at the time a stock option is granted; (ii) at the time of exercise of a stock option, ordinary income will be recognized by the non-employee Director in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares if they are unrestricted on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a stock option, any appreciation (or depreciation) in the value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

        Restricted Stock.    A non-employee Director receiving restricted stock will not recognize taxable income at the time of the grant unless the non-employee Director makes an election to be taxed at the time the restricted stock is granted. If such election is not made, the non-employee Director will recognize taxable income at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for the shares. Upon disposition of such shares, any appreciation (or depreciation) in the value of the shares after the date the restrictions lapsed will be taxed as either short-term or long-term capital gain (or loss) depending on the holding period. If a non-employee Director properly makes an election to be taxed at the time the restricted stock is granted, the non-employee Director will recognize taxable income on the date of grant equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. The non-employee Director will not recognize any income at the time the restrictions lapse. Upon disposition of such shares, any appreciation (or depreciation) in the value of the stock after the date the restricted shares were granted will be taxed as either short-term or long-term capital gain (or loss) depending on the holding period.

Tax Consequences to the Company

        To the extent that a participant in the Directors' Plan recognizes ordinary income in the circumstances described above, the Company will be entitled to a corresponding deduction to the extent that such a deduction is allowed under Section 162 of the Internal Revenue Code.

Vote Required

        The approval of the Directors' Plan requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy card entitled to vote on the matter, either in person or represented at the Annual Shareholders Meeting.

        The Board of Directors unanimously recommends a vote "FOR" the approval of the North American Scientific, Inc. 2003 Non-Employee Directors' Equity Compensation Plan.

PROPOSAL NO. 3—RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

        The Board of Directors, upon recommendation of the Audit Committee, has selected PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending October 31, 2003 and has further directed that management submit the selection of independent accountants for ratification by the stockholders at the Meeting. PricewaterhouseCoopers LLP has audited the Company's financial statements since 1993. During fiscal year 2002, PricewaterhouseCoopers LLP served as the Company's independent accountants and provided certain tax services. A representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting. This representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

        Fees billed to the Company by PricewaterhouseCoopers LLP during the fiscal year ending October 31, 2002:

        Audit Fees:    Professional fees billed to the Company by PricewaterhouseCoopers LLP during the Company's fiscal year ended October 31, 2002 for the audit of the Company's annual financial statements and the reviews of the interim financial statements included in the Company's quarterly reports on Form 10-Q totaled $75,650.

        Financial Information Systems Design and Implementation Fees:    The Company did not engage PricewaterhouseCoopers LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended October 31, 2002.

        All Other Fees:    Fees billed to the Company by PricewaterhouseCoopers LLP during the fiscal year ended October 31, 2002 for all other non-audit services rendered to the Company totaled $55,960. These other services included (i) tax planning and preparation of tax returns, and (ii) consultations on the effects of various accounting issues and changes in professional standards. The Audit Committee has considered the nature of the services underlying these fees and does not consider them to be incompatible with maintaining the independent accountants' independence.

        Vote Required:    Stockholder ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent public accountants is not required by the Company's By-Laws or other applicable legal requirements. However, the Board of Directors is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board of Directors and the Company's Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board of Directors and the Audit Committee in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interest of the Company and its stockholders. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote on the matter at the Meeting will be required to ratify the selection of PricewaterhouseCoopers LLP.

        The Board of Directors recommends that the stockholders vote FOR the proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending October 31, 2003.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information known to the Company with respect to the beneficial ownership of the Company's Common Stock as of February 3, 2003 by (i) all those known by the Company to own more than 5% of the Company's outstanding Common Stock; (ii) each of the Company's directors and nominees; (iii) each executive officer named in the Summary Compensation Table; and (iv) all Directors and executive officers of the Company as a group.

	Beneficial Ownership
Name and Address(1)	Number of Shares	Approximate Percent of Total
Irwin J. Gruverman	457,655(2)	4.4%
L. Michael Cutrer	834,584(3)	7.7
Alan I. Edrick	265,334(4)	2.5
Larry Berkin	369,200(5)	3.6
Dr. Jonathan P. Gertler	—	*
Dr. Allan M. Green	284,083(6)	2.7
Mitchell H. Saranow	18,334(7)	*
Dr. Gary N. Wilner	1,000	*
All directors and executive officers as a group (8 persons)	2,230,190(8)	19.8
SAFECO Corporation	1,450,100(9)	14.1
SAFECO Plaza, Seattle WA 98185

*
Denotes less than 1%

(1)
This table is based upon information supplied by officers, directors, and principal stockholders of the Company and by Schedules 13D and 13G filed with the SEC. Except where indicated, the address of each five percent stockholder is c/o the Company, 20200 Sunburst Street, Chatsworth, CA 91311. Applicable percentages are based on 10,263,418 shares of Company Common Stock outstanding, adjusted as required.

(2)
Includes 43,334 shares subject to outstanding options which are deemed exercised. Excludes 20,000 shares owned by the reporting person's spouse, as to which the reporting person disclaims beneficial ownership.

(3)
Includes 556,001 shares subject to outstanding options which are deemed exercised. Also includes 53,583 shares owned by a trust over which the reporting person has shared voting and dispositive power with his spouse. Also includes 5,586 shares held in a trust for the reporting person's sons.

(4)
Includes 263,917 shares subject to outstanding options which are deemed exercised.

(5)
Includes 262,200 shares in investment funds to which the reporting person is trustee. Includes 24,000 shares held by the reporting person for his minor sons. Also includes 32,500 shares subject to outstanding options which are deemed exercised. Excludes 1,700 shares owned by reporting person's spouse, as to which reporting person disclaims beneficial ownership.

(6)
Includes 115,000 shares subject to outstanding options which are deemed exercised.

(7)
Includes 13,334 shares subject to outstanding options which are deemed exercised.

(8)
Includes 1,024,086 shares subject to outstanding options which are deemed exercised.

(9)
Schedule 13G dated January 18, 2002 states that SAFECO Corporation is the parent holding company of SAFECO Asset Management Company; that SAFECO Asset Management Company is an investment adviser and the reported shares are owned beneficially by registered investment companies for which SAFECO Asset Management Company serves as investment adviser, including SAFECO Common Stock Trust which is beneficial owner of 953,200 shares; and that each of SAFECO Corporation and SAFECO Asset Management Company is an indirect beneficial owner of such shares based upon its shared voting and dispositive power over all 1,450,100 shares owned by such investment companies.

EQUITY COMPENSATION PLAN INFORMATION

        The following table sets forth information about the Company's equity compensation plans as of October 31, 2002.

	(a)	(b)	(c)
Plan category	Number of Shares to be Issued Upon Exercise of Outstanding Options and Warrants	Weighted Average Exercise Price of Outstanding Options and Warrants	Number of Shares Remaining Available For Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
Equity compensation plans approved by stockholders(1)	2,289,138	$ 9.80	362,565(2)(3)
Equity compensation plans not approved by stockholders	96,000(4)	$14.41	—

Total	2,385,138	$ 9.99	362,565

(1)
Consists of the 1996 Stock Option Plan, as amended (the "1996 Plan") and the 2000 Employee Stock Purchase Plan (the "ESPP").

(2)
The number of shares of common stock available for issuance under the 1996 Plan shall automatically increase on the first trading day of each calendar year in 2003 and 2004, by a number of shares equal to 3.50% of the total number of shares of the Company's common stock outstanding on the last trading day in the immediately preceding calendar year. On January 2, 2003, 358,898 additional shares became eligible for issuance under this formula.

(3)
Includes shares available for issuance under the ESPP. As of October 31, 2002 an aggregate of 275,360 shares of common stock were available for issuance under the ESPP.

(4)
Common stock warrants were granted to a third party in fiscal 1998 in connection with the private placement of the Company's common stock. These warrants expired unexercised in November 2002.

EXECUTIVE COMPENSATION

        The following table sets forth the compensation paid to the Company's executive officers for the fiscal year ended October 31, 2002 and the two previous years.

SUMMARY COMPENSATION TABLE

	Annual Compensation				Long Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Securities Underlying Options/SARs (#)	All Other Compensation ($)(1)
L. Michael Cutrer President and Chief Executive Officer	2002 2001 2000	302,000 290,000 240,000	113,250 75,000 150,000	— — —	125,000 155,000 171,000	7,042 7,841 13,145
Alan I. Edrick Senior Vice President and Chief Financial Officer	2002 2001 2000	193,000 185,000 150,000	58,000 40,000 120,000	— — —	89,000 112,500 112,000	7,042 7,838 12,838
Allan M. Green(2) Chief Technology Officer	2002 2001 2000	208,000 200,000 9,863	— 40,000 —	— — —	65,000 107,500 —	7,042 7,841 —

(1)
Consists of the Company's contribution to such executive officer's 401(k) plan, Company paid life insurance premiums and profit sharing contributions made by the Company on behalf of such executive officers.

(2)
Dr. Green was not employed by the Company prior to our merger with Theseus Imaging Corp. on October 13, 2000. As a result, only compensation that the Company paid to Dr. Green beginning on that date is reflected in this table.

        The following table sets forth information on option grants in fiscal 2002 to each of the named executive officers.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

Name	Number of Securities Underlying Options/ SARs Granted (#)(1)		% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise Price Per Share ($)	Expiration Date	Grant Date Present Value ($)(3)
L. Michael Cutrer	65,000		23.1%	7.60	9/20/12	310,869
	60,000	(2)		10.85	3/11/12	409,668
Alan I. Edrick	44,000		16.5%	7.60	9/20/12	210,434
	45,000	(2)		10.85	3/11/12	307,251
Allan M. Green	20,000		12.0%	7.60	9/20/12	95,652
	45,000	(2)		10.85	3/11/12	307,251

(1)
These options were granted at the fair market value on the date of grant determined pursuant to the Amended and Restated 1996 Stock Option Plan and vest 33.33% on each of the first three anniversaries of the date of grant except as otherwise stated.

(2)
Represents a bonus for fiscal 2001 performance.

(3)
Calculated using the Black-Scholes option-pricing model with the following assumptions: volatility of 80%, risk-free interest rate of 4.1% and an expected life of 5 years. The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. Because the Company's stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the Black-Scholes model does not necessarily provide a reliable measure of the fair value of the Company's stock options.

        The following table sets forth certain information concerning the exercise of stock options during the fiscal year ended October 31, 2002 by the Company's executive officers and the fiscal year-end value of unexercised options as of October 31, 2002.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR END OPTION VALUES

			Number of Securities Underlying Unexercised Options at 10/31/02 (#)		Value of Unexercised In-the-Money Options at 10/31/02 ($)(1)
Name	Shares Acquired on Exercise (#)	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
L. Michael Cutrer	—	—	478,668	277,332	$1,707,478	$219,813
Alan I. Edrick	—	—	208,917	196,333	382,413	155,490
Allan M. Green	—	—	77,500	147,500	94,587	26,800

(1)
Calculated based upon the difference between the exercise price and the fair market value at fiscal year-end.

Employment Agreements

        In April 2002, the Company entered into an employment agreement with L. Michael Cutrer in connection with his employment as the Company's Chief Executive Officer. Mr. Cutrer's initial annual salary was $302,000 with a bonus to be determined at the discretion of the Board of Directors in accordance with the agreement. The employment agreement can be terminated by the Company at any time with or without cause. If terminated without cause, the agreement provides, among other things, for immediate vesting of any unvested stock options and a severance payment equal to three times his current base salary. In the event of a change of control of the Company, the agreement also provides, among other things, for the immediate vesting of any unvested stock options and a severance payment equal to three times (a) base salary, (b) the highest bonus awarded in the three previous years and (c) the Black-Scholes value of any grant of options made during the prior year.

        In October 2000, the Company entered into an employment agreement with Dr. Allan M. Green, providing for his employment as President of Theseus Imaging Corporation and for base compensation at a minimum rate of $200,000 per year, subject to annual reviews and increases in the sole discretion of the Board of Directors. In April 2002, Dr. Green's position and title under the agreement were changed to Chief Technology Officer of the Company. All other terms of the agreement remain in effect. The employment agreement can be terminated by the Company at any time with or without cause. The agreement also provides, among other things, for severance payments of up to one year's base compensation in certain circumstances and for a period of non-competition covering the remainder of the employment term plus one year.

        In September 1999, the Company entered into an employment agreement with Alan Edrick in connection with his employment as the Company's Chief Financial Officer. Mr. Edrick's initial annual salary was $150,000 with a bonus to be determined at the discretion of the Board of Directors in accordance with the agreement. The employment agreement can be terminated by the Company at any time with or without cause. If terminated without cause, the agreement provides for immediate vesting of any unvested stock options and a severance payment equal to two times (a) base salary, (b) the highest bonus awarded in the three previous years and (c) the highest Black-Scholes value of any grant of options made during the prior year. In the event of a change of control of the Company, the agreement also provides, among other things, for the immediate vesting of any unvested stock options and a severance payment equal to three times (a) base salary, (b) the highest bonus awarded in the three previous years and (c) the highest Black-Scholes value of any grant of options made during the prior year.

REPORT OF THE AUDIT COMMITTEE

        The following Report of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" with the SEC nor shall this information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into a filing.

        The Audit Committee operates under a written charter adopted by the Board of Directors on December 3, 1999, and amended on December 6, 2002, a copy of which is included as Appendix A to this Proxy Statement. The Board of Directors amended the charter in light of, among other factors, new obligations imposed by the Sarbanes-Oxley Act of 2002 and anticipated Nasdaq National Market® listing standards.

        Management is responsible for the implementation of the Company's internal controls and the preparation of the Company's consolidated financial statements in accordance with generally accepted accounting principles and various other financial reporting-related functions. The Company's independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements and expressing an opinion, based upon their audit, as to the conformity of such financial statements with generally accepted accounting principles. The Audit Committee is responsible for, among other things, oversight and monitoring of these processes.

        In this context, the Audit Committee met at least quarterly and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements for the fiscal year ended October 31, 2002 were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) relating to the conduct of the audit.

        On July 30, 2002, the Sarbanes-Oxley Act of 2002 was signed into law. The Audit Committee met with representatives of management and our independent accountants to further the Audit Committee members' understanding of the Act.

        The Audit Committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with PricewaterhouseCoopers LLP its independence from the Company.

        Based on the review discussed above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended October 31, 2002 for filing with the Securities and Exchange Commission. The Audit Committee also recommended to the Board of Directors that the Company retain

PricewaterhouseCoopers LLP as the independent accountants for fiscal 2003 and the Board of Directors concurred with its recommendation.

Audit Committee
Larry Berkin, Chairman Mitchell H. Saranow Dr. Gary N. Wilner*

*
Dr. Wilner was appointed to the Audit Committee on December 6, 2002.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

Overview and Philosophy

        The Compensation Committee of the Board of Directors is composed entirely of directors who have never served as officers of the Company and who meet the criteria for independence established by applicable law and the Nasdaq National Market®. The Committee is responsible for developing and adopting the Company's executive compensation policies. In general, the compensation policies adopted by the Committee are designed (1) to attract and retain executives capable of leading the Company to meet its business objectives, and (2) to motivate the Company's executives to enhance long-term stockholder value.

        The Company's compensation program consists of salary and performance-based bonuses and stock options. The overall executive compensation philosophy is based upon the premise that compensation should be aligned with and support the Company's business strategy and long-term goals. The Company believes it is essential to maintain an executive compensation program that provides overall compensation competitive with that paid to executives with comparable qualifications and experience. The Committee develops its executive compensation program with reference to current data available regarding enterprises in the medical devices and biotechnology markets. Actual compensation levels may be greater or less than the median levels depending upon annual and long-term performance by the Company and the particular individual.

Executive Officer Compensation

        The Company's executive officer compensation program is comprised of three primary components: base salary, annual incentive compensation in the form of cash bonuses, and long-term, equity-based incentive awards.

        Base Salaries.    An executive officer's base salary is determined by evaluating the responsibilities of the position held and the competitive marketplace for executive talent. The base salary is intended to be competitive with base salaries paid to executive officers with comparable qualifications and responsibilities at other similarly situated companies.

        Bonuses.    The Company pays bonuses to its executive officers based primarily upon the Company's performance during the year, the performance of each executive officer and compensation survey information for executives employed within the Company's market segment. In determining the incentive bonus amount paid to each executive officer, the Committee considers several factors, including the Company's growth and the strength of financial position, and non-financial performance relating to overall Company improvements.

        Long-term, Equity-Based Incentive Awards.    The general purpose of long-term awards, currently in the form of stock options, is to provide each executive officer with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Additionally, long-term awards foster the retention of executive officers and provide executive officers with an incentive to achieve superior performance over time. In approving stock option grants, the Committee bases its decision on each individual's performance and potential to improve stockholder value. The Committee has broad discretion to determine the terms and conditions applicable to each option grant, including the vesting schedule and terms upon which the options may be exercised. Since the exercise price of each stock option must be at least equal to the market price of our common stock on the date of grant, the options do not become valuable to the holder unless our shares increase in market value above the price of the common stock on the date of grant and the executive officer remains with the Company through the applicable vesting period.

Chief Executive Officer's Compensation

        The Committee reviews and determines L. Michael Cutrer's compensation pursuant to the principles noted above. Specific consideration is given to Mr. Cutrer's responsibilities and experience in the industry and compensation packages awarded to chief executive officers of other comparable companies.

Tax Considerations

        Section 162(m) of the Internal Revenue Code generally limits the tax deductions a public corporation may take for compensation paid to its executive officers named in its summary compensation table to $1 million per executive per year. This limitation applies only to compensation which is not considered to be performance-based. Based on fiscal year 2002 compensation levels, no such limits on the deductibility of compensation applied to any officer of the Company.

Compensation Committee
Dr. Jonathan P. Gertler*, Chairman Larry Berkin Mitchell H. Saranow Dr. Gary Wilner*

*
Dr. Gertler and Dr. Wilner were appointed to the Compensation Committee on December 6, 2002.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The current members of the Compensation Committee are Drs. Gertler and Wilner and Messrs. Saranow and Berkin, none of whom currently holds more than 5% of the Company's Common Stock. During fiscal year 2002, Mr. Gruverman was also a member of the Compensation Committee. He resigned on December 6, 2002. No member of this committee was at any time an officer or employee of the Company.

STOCK PERFORMANCE GRAPH

        The graph below shows the five-year cumulative total stockholder's return assuming the investment of $100 on October 31, 1997 (and the reinvestment of dividends thereafter) in each of the Company's Common Stock, the Nasdaq Composite index and the Nasdaq Medical Devices index.

        Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the preceding Compensation Committee Report on Executive Compensation and the preceding Company Stock Performance Graph are not to be incorporated by reference into any such filings; nor is such Report or Graph to be incorporated by reference into any future filings.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company to report to its stockholders those directors, officers and owners of more than 10% of any class of the Company's equity securities registered pursuant to Section 12 of the Exchange Act, who fail to timely file reports of beneficial ownership and changes in beneficial ownership of Common Stock or other equity securities of the Company. Officers, directors and greater than ten percent beneficial owners are required to furnish the Company with copies of all Section 16(a) forms they file.

        Based upon a review of such reports, the Company believes that all reports were filed on a timely basis, except as follows: Messrs. Cutrer, Green and Edrick each failed to file on a timely basis one report required by Section 16(a) of the Securities Exchange Act of 1934, with respect to one transaction in the Company's securities. Each of these reports was subsequently filed one week later.

OTHER INFORMATION

        The Company's Annual Report for the fiscal year ended October 31, 2002 is being mailed to stockholders contemporaneously with this Proxy Statement.

Cost of Solicitation

        All expenses incurred in the solicitation of proxies will be borne by the Company. In addition to soliciting proxies by mail, the Company and its directors, officers and employees may also solicit proxies personally, by telephone or other appropriate means. No additional compensation will be paid to directors, officers or other employees for such services. The Company will reimburse brokers and others holding Common Stock as nominees for their expenses in sending proxy material to the beneficial owners of such Common Stock and obtaining their proxies.

Proposals of Security Holders

        Proposals of security holders intended to be presented at the 2004 Annual Meeting of Stockholders under SEC Rule 14a-8 must be made in accordance with the Company's By-Laws, and must be received by the Company for inclusion in the proxy relating to that meeting (expected to be mailed in February, 2004) no later than October 16, 2003.

        Pursuant to the Company's By-Laws, for nominations of directors, a stockholder must give notice which must be delivered to, or mailed and received by, the secretary of the Company not less than 60 or more than 90 days prior to the annual meeting, and the notice must set forth the requirements relating to the director nominee and the stockholder as described in, and otherwise be in compliance with, the Company's By-Laws. For notices of other business to be brought before the meeting by a stockholder, the stockholder's notice must be delivered to, or mailed and received by, the secretary of the Company not less than 120 or more than 150 days prior to the first anniversary of the date of the Company's proxy statement released to stockholders in connection with the previous year's meeting of stockholders, and the notice must set forth the requirements as described in, and otherwise be in compliance with, the Company's By-Laws. To comply with this second bylaw, such notice must be delivered to, or mailed and received by the Company after September 16, 2003 and before October 16, 2003.

Other Matters

        The Board of Directors knows of no other matters that will be presented for consideration at the Meeting. If any other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

L. Michael Cutrer President and Chief Executive Officer

Dated: February 10, 2003

Appendix A

AUDIT COMMITTEE CHARTER

1.    PURPOSE

        The Audit Committee is appointed by the Board of Directors (the "Board") of North American Scientific, Inc. (the "Company") for the primary purposes of:

  •
  Fulfilling the Board's oversight responsibilities as they relate to the Company's accounting policies and internal controls, financial reporting practices and legal and regulatory compliance, and

  •
  Maintaining, through regularly scheduled meetings, a line of communication between the Board and the Company's financial management and independent accountants.

2.    MEMBERSHIP

        The Audit Committee shall consist of three or more independent directors (as determined by the Board from time to time) who satisfy the independence requirements under applicable law, rules and regulations and of the Nasdaq National Market®, Inc. ("Nasdaq"). Members of the Committee shall be appointed by the Board upon the recommendation of the Nominating and Corporate Governance Committee and may be removed by the Board in its discretion. Each member of the Audit Committee must be able to read and understand financial statements, including the Company's balance sheet, income statement and cash flow statement. The Chair of the Audit Committee, or at least one other member of the Audit Committee, shall be a "financial expert" as that term is defined by applicable law, rules and regulations and Nasdaq. The Chair shall be appointed by the Board.

3.    POWERS AND RESPONSIBILITIES

A.    Financial Reporting

General

  •
  Review, with management and the independent accountants, significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on the financial statements;

  •
  Ask management and the independent accountants about significant exposure risks and the plans to minimize such risks;

  •
  Resolve disagreements between management and the independent accountants regarding financial reporting; and

  •
  Establish procedures, in accordance with applicable law, rules and regulations, for (a) receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Annual Financial Statements

  •
  Review the annual financial statements and determine whether they are consistent with the information known to Audit Committee members;

  •
  Inquire as to the existence and substance of any significant accounting accruals, reserves or estimates made by management that had or may have a material impact on the financial statements;

  •
  Review with the independent accountants any problems encountered in the course of their audit, including any change in the scope of the planned audit work and any restrictions placed on the scope of such work and any management letter provided by the independent accountants and management's response to any such letter;

  •
  Review with the independent accountants the adequacy of the Company's internal controls and any significant findings and recommendations;

  •
  Meet with management and the independent accountants to review the financial statements and results of the audit;

  •
  Discuss with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit;

  •
  Review changes in accounting or auditing policies, including resolution of any significant reporting or operational issues affecting the financial statements; and

  •
  Prepare the report of the Audit Committee, required by applicable laws, rules and regulations, to be included in the proxy statement for each annual stockholders meeting.

Interim Financial Statements

  •
  Review with management and the independent accountants the Company's quarterly financial statements in advance of filings with the U.S. Securities and Exchange Commission (the "SEC").

B.    Internal Controls and Audit Coverage

  •
  Evaluate whether management is setting the appropriate tone at the top by communicating the importance of internal controls and ensuring that appropriate individuals possess an understanding of their roles and responsibilities;

  •
  Confirm that internal control recommendations made by independent accountants have been implemented by management;

  •
  Confirm that management and the independent accountants keep the Audit Committee informed about fraud, illegal acts, deficiencies in internal controls and certain other matters; and

  •
  Review reports required to be submitted by the independent accountants concerning (a) critical accounting policies and practices used, (b) alternative treatments of financial information within generally accepted accounting principles ("GAAP") that have been discussed with management and the ramifications of such alternatives and the accounting treatment preferred by the independent accountants, and (c) any other material written communications with management.

C.    Compliance with Laws and Regulations

  •
  Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary action) on any alleged fraudulent acts or accounting irregularities;

  •
  Periodically obtain updates from management and counsel regarding compliance;

  •
  Be satisfied that all regulatory compliance matters have been considered in the preparation of the financial statements;

  •
  Review, with the Company's counsel, any legal matters that could have a significant impact on the Company's financial statements; and

  •
  Review the findings of any examinations by regulatory agencies, such as the SEC.

D.    External Audit

        The Company's independent accountants are ultimately accountable to the Audit Committee, which has the sole authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants. In connection with its oversight of the external audit, the Audit Committee shall:

  •
  Have the sole authority to appoint and replace the independent accountants;

  •
  Have the sole authority to approve the engagement letter and the fees to be paid to the independent accountants;

  •
  Pre-approve all permitted non-audit services to be performed by the independent accountants (subject to the de minimus exceptions under applicable law, rules and regulations). However, the Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant such pre-approvals, and the decisions of any member to whom such authority is delegated shall be presented to the full Audit Committee at its next regularly scheduled meeting;

  •
  Obtain confirmation and assurance as to the independence of the independent accountants, including ensuring that they submit on a periodic basis (not less than annually) to the Audit Committee a formal written statement delineating all relationships between such independent accountants and the Company;

  •
  Review and evaluate the performance of the independent accountants, as the basis for a decision to reappoint or replace the independent accountants; and

  •
  Assure regular rotation of the lead audit partner, as required by applicable law, rules and regulations, and consider whether rotation of the independent accountant is necessary to ensure independence.

E.    Other Responsibilities

  •
  Hold Audit Committee meetings at least quarterly;

  •
  Review and make approval decisions regarding all "related-party transactions";

  •
  Meet with the independent accountants and management in separate executive sessions to discuss any matters that the Audit Committee or these groups believe should be discussed privately;

  •
  As appropriate, obtain advice and assistance from outside legal, accounting or other advisers and determine the funding for such advice and assistance which shall be paid by the Company;

  •
  If necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist;

  •
  Perform such other oversight functions as may be requested by the Board;

  •
  Review and reassess annually the adequacy of this Charter and recommend any proposed changes to the Board; and

  •
  Regularly update the Board about Audit Committee activities and make appropriate recommendations.

4.    MEETINGS

        Meetings of the Audit Committee shall be scheduled as deemed necessary by the Chair. Members of management, the independent accountants, and other independent consultants requested by the Audit Committee will attend the Audit Committee meetings when and as may be requested by the Audit Committee.

        A simple majority of the members of the Audit Committee, but not less than two, shall constitute a quorum. A majority of the members present at any meeting at which a quorum is present may act on behalf of the Audit Committee. The Audit Committee will meet at such times as shall be determined by the Chair, or upon the request of any two of its members. The Chair will preside, when present, at all Audit Committee meetings. Minutes of Audit Committee meetings will be recorded as directed by the Chair and will be subject to review by the Chair.

        In discharging its responsibilities, the Audit Committee may meet privately with independent consultants and is free to speak directly and independently with the independent accountants and any members of management or employees.

        The Chair will periodically report the Audit Committee's findings, conclusions and recommendations to the Board and present to the Board an annual performance evaluation of the Audit Committee. The Audit Committee shall review at least annually the adequacy of this Charter and recommend any proposed changes to the Board for approval.

        While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with GAAP. This is the responsibility of management and the independent accountants.

Appendix B

NORTH AMERICAN SCIENTIFIC, INC.

2003 NON-EMPLOYEE DIRECTORS' EQUITY COMPENSATION PLAN

1.    GENERAL

        The 2003 Non-Employee Directors' Equity Compensation Plan (the "Directors' Plan") provides for (i) the grant to "Non-Employee Directors" (as defined in Section 2 below) of non-statutory options to purchase shares of Common Stock ("Common Stock") of North American Scientific, Inc. (the "Company") and (ii) the grant of "Restricted Stock" (as described below in Section 6) to Non-Employee Directors in consideration of services rendered in the capacity of being a director of the Company. The stock options granted under the Directors' Plan are not intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2.    PURPOSE

        The Company has adopted the Directors' Plan to advance the interests of the Company and its stockholders by providing an incentive to attract, retain and compensate non-employee members of the Board of Directors of the Company (the "Board") who are not employees of the Company or any subsidiary ("Non-Employee Directors") by creating an equity ownership incentive for such non-employee members of the Board to contribute to the growth and profitability of the Company.

3.    ADMINISTRATION

        The Board shall have full power and authority to administer the Directors' Plan and to make such determinations regarding, and issue such interpretations of, the Directors' Plan and any outstanding options or grants of Restricted Stock thereunder as it may deem necessary or advisable. Decisions of the Board shall be final and binding on all parties who have an interest in the Directors' Plan or any options or Restricted Stock granted thereunder. The Board has the power to construe and interpret the Directors' Plan. The Board is authorized to delegate administration of the Directors' Plan and its authority hereunder to a committee appointed by the Board which shall be comprised of not less than two members who are Non-Employee Directors, as defined in Rule 16b-3(b)(3)(i), promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Any vacancy on the Committee shall be filled by appointment by the Board. Notwithstanding anything contained herein to the contrary, awards under the Directors' Plan shall be self-executing.

4.    STOCK SUBJECT TO THE DIRECTORS' PLAN

        The aggregate number of shares of Common Stock that may be issued hereunder is 500,000. The aggregate number of shares available under this Section 4 is subject to further adjustments as hereinafter provided. The Company shall reserve the number of shares available hereunder at any point in time for options granted under the Directors' Plan. The shares that may be issued or delivered under the Directors' Plan may be either authorized but unissued shares or treasury shares or partly each. In addition, if awards granted under the Directors' Plan expire or otherwise terminate without being exercised, the Common Stock not purchased pursuant to such options shall again become available for issuance under the Directors' Plan. Unvested shares of Restricted Stock which are surrendered to the Company for cancellation pursuant to Section 7 below shall again become available for issuance hereunder.

5.    ELIGIBILITY

        Non-Employee Directors of the Company eligible to participate in the Directors' Plan (collectively, the "Eligible Directors") shall be limited to (i) those individuals serving as non-employee members of the Board on January 6, 2003, (ii) those individuals who first became non-employee Board members on or after January 6, 2003, whether through appointment by the Board or election by the Company's stockholders, and (iii) those individuals who are re-elected to serve as Non-Employee Directors at one or more Annual Stockholders Meetings held after January 6, 2003.

6.    AWARDS

        Each individual who is first elected or appointed as an Eligible Director on or after January 6, 2003 shall automatically be granted, on the date of such initial election or appointment, a non-statutory stock option to purchase 25,000 shares of Common Stock. On the date of each Annual Shareholders Meeting after January 6, 2003, each individual who is re-elected to serve as an Eligible Director shall automatically be granted a non-statutory stock option to purchase 15,000 shares of Common Stock, and the Chairman of the Board shall automatically be granted a non-statutory stock option to purchase 25,000 shares of Common Stock, provided such individual has served as a Non-Employee Director for at least six (6) months. There shall be no limit on the number of annual 15,000-share option grants any one Eligible Director may receive over his or her period of Board service, and no limit on the number of such 25,000-share option grants the Chairman of the Board may receive over his or her Board service, and non-employee Board members who have previously been in the employ of the Company (or any parent or subsidiary of the Company) shall be eligible to receive one or more such annual option grants over their period of continued Board service.

        In lieu of receiving the non-statutory stock options as provided above, each Eligible Director may elect by written notice to the Board, not later than 10 days before a scheduled grant of such non-statutory stock options, to receive a grant of one share of Common Stock (such share being referred to herein as a share of "Restricted Stock") for every three shares of Common Stock underlying such non-statutory stock options. An Eligible Director shall be permitted to so elect to receive Restricted Stock for all or any portion of his or her scheduled non-statutory stock option grants under this procedure. The grant of Restricted Stock is contingent upon the grantee executing a stock issuance agreement. The terms and conditions of each such stock issuance agreement shall be determined by the Board and shall be substantially similar to the terms and conditions for non-statutory option grants. Upon execution of such stock issuance agreement, a grantee shall have the rights of a stockholder of the Company with respect to the voting of the Restricted Stock, subject to the terms and conditions contained in such stock issuance agreement. Unless the Board shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 7 below and the grantee shall be required, as a condition of the grant, to deliver to the Company a stock power endorsed in blank. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the stock issuance agreement.

7.    TERMS OF AWARDS

        Exercise Price. The exercise price of options granted under the Directors' Plan shall be equal to one hundred percent (100%) of the fair market value per share of Common Stock covered by the option on the date of grant. Fair market value of the Common Stock shall be the closing price of the Common Stock on the Nasdaq National Market (or such successor exchange or automated quotation system upon which the Common Stock becomes listed) on the date of the grant.

        Payment. The consideration to be paid for the shares to be issued upon exercise of an option, including the permissible method(s) of payment, shall be determined by the Board and may consist of any combination of the following:

          (a)  cash, cash equivalents or check made payable to the Company, or

          (b)  through a special sale and remittance procedure pursuant to which the optionee shall concurrently provide irrevocable written instructions to (i) a Company designated brokerage firm to effect the immediate sale of some or all of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable federal, state and local income and employment taxes required to be withheld by the Company by reason of such exercise and (ii) the Company to deliver the certificates for the purchased shares being sold directly to such brokerage firm in order to complete the sale, or

          (c)  shares of Common Stock held for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at fair market value on the exercise date.

        Option Exercise.    Subject to vesting, restrictions on exercisability and other restrictions provided for in the Directors' Plan or otherwise imposed pursuant hereto, an option may be exercised, and payment in full of the exercise price made, by an option holder (including any successor) only by written notice (in the form prescribed by the Board) to the Company specifying the number of Shares to be purchased. No option shall be exercisable after the expiration of ten years from the date of grant. An option to the extent exercisable at any time may be exercised in whole or in part.

        Term.    Unless earlier expired, forfeited or otherwise terminated, the term of all options under the Directors' Plan will be ten (10) years (or such shorter period as may be designated by the Board from time to time).

        Vesting.    All non-statutory options granted, and all shares of Restricted Stock issued, under the Directors' Plan shall vest (and with respect to the options become exercisable) in one-third increments on each of the first three anniversaries of the date of grant, provided that the Eligible Director must still be a Non-Employee Director to the Company on any such anniversary date in order to vest in such one-third increment.

8.    LIMITED TRANSFERABILITY

        Any award granted under the Directors' Plan may be assigned in whole or in part during the Non-Employee Director's lifetime to one or more members of the Non-Employee Director's family (as defined under the Rules set forth in Form S-8 under the Securities Act of 1933, as amended) or to a trust established exclusively for one or more such family members or to a Non-Employee Director's former spouse, to the extent such assignment is in connection with the Non-Employee Director's estate plan or pursuant to a domestic relations order. The person or persons who acquire a proprietary interest in such award pursuant to the assignment may only exercise the assigned portion of any such award. The terms applicable to the assigned portion of any award shall be the same as those in effect for such award immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Board may deem appropriate. Notwithstanding the foregoing, the Non-Employee Director may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding awards under the Directors' Plan, and those awards shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Non-Employee Director's death. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred award.

9.    TERMINATION OF OPTION; CANCELLATION OF RESTRICTED STOCK

        Except as may be otherwise provided in the written stock option agreement referred to in Section 10, options can be exercised at any time within the period specified in the option agreement, if the optionee is still a Non-Employee Director of the Company at the time of exercise.

        The Board may specify in the stock option agreements and the stock issuance agreements what restrictions will apply in the event of termination of a Non-Employee Director's service with the Company. The reason for termination of a Non-Employee Director's service with the Company and its impact on any outstanding stock options or shares of Restricted Stock shall be determined in each case by the Board, in its discretion, and any such determination shall be final and binding on all persons.

10.  AWARD AGREEMENTS

        All options granted pursuant to the Directors' Plan shall be evidenced by written option agreements and all shares of Restricted Stock granted pursuant to the Directors' Plan shall be evidenced by written stock issuance agreements. Such option agreements and stock issuance agreements shall comply with and be subject to all of the terms, conditions, and limitations set forth in this Directors' Plan and such further provisions, not inconsistent with this Directors' Plan, as the full Board shall deem appropriate.

11.  ADJUSTMENTS

        If the outstanding shares of stock of the class then subject to the Directors' Plan are increased or decreased, or are changed into or exchanged for a different number or kind of shares or securities, as a result of one or more reorganizations, recapitalization, stock splits, reverse stock splits, stock dividends or the like, appropriate adjustments shall be made in the number and/or kind of shares or securities and/or the exercise price at which options may thereafter be granted under this Directors' Plan and for which options then outstanding under this Directors' Plan may thereafter be exercised. The Board shall make such adjustments as it may deem fair, just and equitable to prevent substantial dilution or enlargement of the rights granted to or available for optionees. No adjustment provided for in this Section 11 shall require the Company to issue or sell a fraction of a share or other security.

12.  RIGHTS AS A STOCKHOLDER

        An optionee, or permitted assignee thereof as provided in Section 8 above, shall have no rights as a stockholder with respect to any stock covered by the option until the date of issuance of the stock certificate for such stock after receipt of the consideration in full set forth in the option agreement or as may otherwise be approved by the Board.

        Subject to the limitations on non-transferability as may be set forth in this Directors Plan or the stock issuance agreement, a recipient of Restricted Stock shall have full stockholder rights with respect to any shares of Common Stock issued to such recipient, whether or not such recipient's interest in such shares is fully vested. Accordingly, such recipient shall have the right to vote such shares and to receive any regular cash dividends paid on such shares, provided that any stock dividends paid on such shares shall be subject to the same vesting schedule as the shares of Restricted Stock with respect to which they were received.

        Except as provided in Section 11 hereof, no adjustments shall be made for dividends, whether ordinary or extraordinary, whether in cash, securities, or other property, for distributions in which the record date is prior to the date for which the stock certificate is issued.

13.  MODIFICATION, EXTENSION AND RENEWAL

        The Board may modify, extend or renew options and agreements related to Restricted Stock which are outstanding as granted under the Directors' Plan if otherwise consistent herewith. Notwithstanding the foregoing, no modification shall, without the prior written consent of the optionee or the recipient of Restricted Stock, alter, impair or waive any rights or obligations regarding any options or shares of Restricted Stock theretofore granted to such optionee or such recipient under the Directors' Plan nor may the term of any option extend beyond ten (10) years.

14.  INVESTMENT PURPOSES, ETC.

        Prior to the issuance or delivery of any shares of the Common Stock under the Directors' Plan, the person receiving shares of Restricted Stock or exercising a stock option hereunder may be required to

(a) represent and warrant that the shares of the Common Stock to be acquired in connection therewith are being acquired for investment for the account of such person and not with a view to resale or other distribution thereof, (b) represent and warrant that such person will not, directly or indirectly, transfer, sell, assign, pledge, hypothecate or otherwise dispose of any such shares unless the transfer, sale, assignment, pledge, hypothecation or other disposition of the shares is pursuant to effective registrations under the Securities Act of 1933 as amended (the "Act") and applicable state or foreign securities laws or pursuant to appropriate exemptions from any such registrations, and (c) execute such further documents as may be reasonably required by the Board upon receipt of any such shares, or exercise of any such stock options or any part thereof, including but not limited to stock transfer restrictions. The certificate or certificates representing such shares of the Common Stock may bear a legend evidencing the foregoing and other legends required by any applicable securities laws. Furthermore, nothing herein or in any agreement relating to any option or shares of Restricted Stock granted hereunder shall require the Company or any subsidiary to issue any stock under the Directors' Plan if the issuance would, in the opinion of counsel for the Company, constitute a violation of the Act, any applicable securities or other laws, rule or regulation then in effect.

15.  NO RIGHT TO CONTINUED SERVICE

        Neither the Directors' Plan nor any option or shares of Restricted Stock granted under the Directors' Plan, shall confer upon any Eligible Director any right with respect to continued service as a Director of the Company.

16.  COMPLIANCE WITH OTHER LAWS AND REGULATIONS

        The Directors' Plan, the options granted hereunder, the shares of Restricted Stock granted hereunder and the obligation of the Company to sell and deliver stock under such options, shall be subject to all applicable federal and state laws, rules, regulations and to such approvals by any government or regulatory authority or investigative agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of stock prior to (a) the listing of any such stock to be acquired pursuant to the exercise of any option on any stock exchange on which the stock may then be listed, and (b) the compliance with any registration requirements or qualification of such shares under any federal or state securities laws, or obtaining any ruling or waiver from any government body which the Company or its subsidiaries shall, in their sole discretion, determine to be necessary or advisable, or which, in the opinion of counsel to the Company or its subsidiaries, is otherwise required.

17.  CHANGE IN CONTROL

        Upon the occurrence of a Change in Control (i) each outstanding option shall become fully vested and exercisable in full, (ii) each share of Restricted Stock shall become fully vested and (iii) in each case, any forfeiture and vesting restrictions relating thereto or thereon shall lapse. For purposes of this Section 17, a "Change in Control" shall be deemed to have occurred if:

          (a)  a tender offer (or series of related offers or similar transactions) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company;

          (b)  the Company shall be merged or consolidated with another corporation and as a result of such merger or consolidation less than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former stockholders of the Company, any employee benefit plan of the Company or its subsidiaries, and their affiliates;

          (c)  the Company's stockholders approve a plan of complete liquidation of the Company and any required regulatory approvals are obtained, or the Company completes a sale, lease, exchange or other transfer (in one transaction or a series of related transactions) or disposition by the Company of all or substantially all of the Company's assets; or

          (d)  a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record).

        For purposes of this Section 17: (1) ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) (as in effect on the date hereof) under the Exchange Act and (2) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act; provided, however, that a Person shall not include (A) the Company or any of its subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

18.  AMENDMENT AND TERMINATION

        The Board shall have complete and exclusive power and authority to terminate, suspend, amend or modify the Directors' Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to awards at the time outstanding under the Directors' Plan unless the holder of such awards consents to such amendment or modification. In addition, certain amendments may require stockholder approval in accordance with applicable laws and regulations or the rules of the exchange on which the Company's shares are listed.

19.  USE OF PROCEEDS

        Any cash proceeds received by the Company from the sale of shares of Common Stock under the Directors' Plan shall be used for general corporate purposes.

20.  EFFECTIVE DATE AND DURATION

        The Directors' Plan became effective, subject to stockholder approval, on the date of its adoption by the Board of the Company, which is January 6, 2003 (the "Effective Date"). Awards may not be granted under the Directors' Plan more than 10 years after the Effective Date.

21.  GOVERNING LAW

        The Directors' Plan shall be governed by and construed in accordance with the laws of the state of Delaware except to the extent that Delaware laws are preempted by any federal statute, regulation, judgment or court order, including but not limited to, the Code.

NORTH AMERICAN SCIENTIFIC, INC.

* DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY THE INTERNET OR TELEPHONE *

Please Detach Here
* You Must Detach This Portion of the Proxy Card *
Before Returning it in the Enclosed Envelope

The Board of Directors unanimously recommends your vote FOR all matters set forth below.

1. ELECTION OF DIRECTORS
	☐	FOR all nominees listed below	☐	WITHHOLD AUTHORITY to vote for all nominees listed below	☐	FOR ALL, EXCEPT as indicated to the contrary below
Nominees:	01 Irwin J. Gruverman 05 Dr. Allan M. Green	02 L. Michael Cutrer 06 Mitchell H. Saranow	03 Larry Berkin 07 Dr. Gary N. Wilner	04 Dr. Jonathan P. Gertler
(INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" box and write that nominee's name in the space provided below.)
EXCEPTIONS
2. APPROVAL OF the Company's 2003 Non-Employee Directors' Equity Compensation Plan
☐	FOR	☐	AGAINST	☐	ABSTAIN
3. RATIFICATION of the selection of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending October 31, 2003
☐	FOR	☐	AGAINST	☐	ABSTAIN
4. IN THEIR DISCRETION, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING
☐	FOR	☐	AGAINST	☐	ABSTAIN

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give title. Each joint owner is requested to sign. If a corporation, partnership or other entity, please sign by an authorized officer or partner.
(Print name(s) on certificate)
Please sign your name:

Date:

(Signature, Joint Owner)
Date:

* DETACH PROXY CARD HERE *

PROXY

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
NORTH AMERICAN SCIENTIFIC, INC.

        The undersigned hereby appoints L. Michael Cutrer and Irwin J. Gruverman, and each of them individually, each with full power of substitution, as attorney, agent and proxy to represent the undersigned at the 2003 Annual Meeting of Stockholders of North American Scientific, Inc. (the "Company") to be held at the Warner Center Marriott located at 21850 Oxnard Street, Woodland Hills, California at 10:00 a.m. local time, on Friday, March 28, 2003, or at any adjournment thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock of the Company which the undersigned may be entitled to vote at said Annual Meeting in the manner set forth below.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR NAMED IN PROPOSAL (1), FOR PROPOSAL (2) AS DESCRIBED HEREIN, FOR PROPOSAL (3) AS DESCRIBED HEREIN, AND WILL CONFER THE AUTHORITY SET FORTH IN PARAGRAPH 4.

        Receipt is hereby acknowledged of the Notice of the Meeting and Proxy Statement dated February 10, 2003, as well as a copy of the Company's Annual Report for the fiscal year ended October 31, 2002.

        Whether or not you plan to attend the Annual Meeting, please complete, date, sign and return this proxy in the envelope provided.

(Continued and to be signed on reverse side)

QuickLinks

PROPOSAL NO. 1—ELECTION OF DIRECTORS
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
COMPENSATION OF DIRECTORS
PROPOSAL NO. 2—APPROVAL OF THE NORTH AMERICAN SCIENTIFIC, INC. 2003 NON-EMPLOYEE DIRECTORS' EQUITY COMPENSATION PLAN
Federal Income Tax Consequences
PROPOSAL NO. 3—RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EQUITY COMPENSATION PLAN INFORMATION
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
OPTION/SAR GRANTS IN LAST FISCAL YEAR
AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES
REPORT OF THE AUDIT COMMITTEE
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
STOCK PERFORMANCE GRAPH
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER INFORMATION
Appendix A AUDIT COMMITTEE CHARTER
General
Annual Financial Statements
Interim Financial Statements
Appendix B NORTH AMERICAN SCIENTIFIC, INC. 2003 NON-EMPLOYEE DIRECTORS' EQUITY COMPENSATION PLAN